SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                   May 31,1996
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                Date of Report (Date of earliest event reported)



                       THE ST. LAWRENCE SEAWAY CORPORATION
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             (Exact name of registrant as specified in its charter)



                                     INDIANA
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                 (State or other jurisdiction of incorporation)


           0-2040                                      35-1038443
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   (Commission File Number)                  (IRS Employer Identification No.)



           320 N. Meridian Street
        Suite 818, Indianapolis, IN                                 46204
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(Address of principal executive offices)                          (Zip Code)


                                 (317) 639-5292
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)






Item 5. Other Events.

        On December 31, 1995, the Registrant organized a wholly-owned subsidiary under the name "The St. Lawrence Fund" for the purpose of investing in securities. At such time, the Registrant intended to register such subsidiary under the Investment Company Act of 1940 and distribute its shares to Registrant's shareholders. The Registrant has determined that, because of tax considerations, such steps would not be practical or in the interest of Registrant's shareholders and, accordingly, has determined to dissolve the subsidiary, effective immediately.








                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             The St. Lawrence Seaway Corporation



                                             By:  /s/  Daniel L. Nir
                                                  -----------------------------
                                                  Daniel L. Nir
                                                  President